UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2021

Cytek Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40632	47-2547526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

46107 Landing Pkwy Fremont, California		94538
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (877) 922-9835

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CTKB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

On July 27, 2021, Cytek Biosciences, Inc. (the “Company”) filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering (the “IPO”) of shares of its common stock, par value $0.001 per share (the “Common Stock”). The Company’s board of directors and stockholders previously approved the Restated Certificate to be effective upon the closing of the IPO.

Amendment and Restatement of Bylaws

Effective as of July 27, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Company’s board of directors and stockholders previously approved the Restated Bylaws to be effective upon the closing of the IPO.

The foregoing descriptions of the Restated Certificate and the Restated Bylaws are qualified in their entirety by reference to the full text of the Restated Certificate and the Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On July 27, 2021, the Company closed its IPO of 14,564,635 shares of its Common Stock at a price to the public of $17.00 per share. The gross proceeds to the Company from the IPO were $200 million, before deducting underwriting discounts and commissions and offering expenses payable by the Company. The offering consisted of 11,764,706 shares of common stock issued and sold by the Company and 2,799,929 shares of common stock sold by the selling stockholders named in the prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of the Registrant.

3.2	Amended and Restated Bylaws of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytek Biosciences, Inc.

Date: July 27, 2021	By:	/s/ Wenbin Jiang, Ph.D.
Wenbin Jiang, Ph.D. President and Chief Executive Officer